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                                                                    EXHIBIT 10.6

                             AMENDMENT NUMBER ONE TO
                           MAXWELL LABORATORIES, INC.
                             1995 STOCK OPTION PLAN


         The Maxwell Laboratories, Inc. 1995 Stock Option Plan (the "Plan") is hereby amended in the following respects:

         1.       Name.

         The name of the Plan is hereby changed to Maxwell Technologies, Inc. 1995 Stock Option Plan.

         2.       Common Stock Subject to Options.

                  (a) Paragraph 4 entitled Common Stock Subject to Options, which sets forth the maximum number of shares of the Company's Common Stock subject to the Plan consisting of 250,000 shares of Common Stock, is hereby adjusted to a maximum of 400,000 shares of the Company's Common Stock. Reflecting a two for one stock split effected in December, 1996, the maximum number of shares subject to the Plan is hereby established at 800,000 shares of the Company's Common Stock.

         3. Effect of Amendments. These amendments to the Plan shall be effective as of January 22, 1997. Except to the extent specifically modified herein, the Plan shall remain in full force and effect.

                                       MAXWELL TECHNOLOGIES, INC.


                                       By:  /s/ Donald M. Roberts
                                            ----------------------------
                                            Donald M. Roberts, Secretary


                                       Date: 3/19/97
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